UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   April 30, 2004
(Date of earliest event reported)

The Manitowoc Company, Inc.
 (Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Item 9.  Regulation FD Disclosure

On April 30, 2004, The Manitowoc Company, Inc. issued a press release announcing it completed the sale of its Delta Manlift subsidiary and certain other assets to JLG Industries.  The press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 3, 2004	/s/ Timothy M. Wood
Timothy M. Wood
Vice President & Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of April 30, 2004

Exhibit No.	Description	Furnished Herewith
99.1	Press release announcing the sale of Delta Manlift and certain other assets to JLG Industries	X